Debt	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Debt

Note 7 — Debt
Cleco Power’s total indebtedness as of December 31, 2016, and 2015 was as follows:

Cleco Power
	AT DEC. 31,
(THOUSANDS)	2016	2015
Bonds
Senior notes, 6.65%, due 2018	$—	$250,000
Senior notes, 3.68%, due 2025	75,000	75,000
Senior notes, 3.47%, due 2026	130,000	—
Senior notes, 4.33%, due 2027	50,000	50,000
Senior notes, 3.57%, due 2028	200,000	—
Senior notes, 6.50%, due 2035	295,000	295,000
Senior notes, 6.00%, due 2040	250,000	250,000
Senior notes, 5.12%, due 2041	100,000	100,000
Series A GO Zone bonds, 2.00%, due 2038, mandatory tender in 2020	50,000	50,000
Series B GO Zone bonds, 4.25%, due 2038	50,000	50,000
Solid waste disposal facility bonds, 4.70%, due 2036, callable November 1, 2016	—	60,000
Cleco Katrina/Rita’s storm recovery bonds, 4.41%, due 2020	1,115	17,929
Cleco Katrina/Rita’s storm recovery bonds, 5.61%, due 2023	67,600	67,600
Total bonds	1,268,715	1,265,529
Other long-term debt
Barge lease obligations, ending 2017	1,819	4,425
Gross amount of long-term debt	1,270,534	1,269,954
Less: long-term debt due within one year	17,896	16,814
Less: lease obligations classified as long-term debt due within one year	1,819	2,607
Unamortized debt discount	(6,342)	(6,885)
Unamortized debt issuance costs	(9,421)	(9,609)
Total long-term debt, net	$1,235,056	$1,234,039

Cleco’s total indebtedness as of December 31, 2016, and 2015 was as follows:

Cleco
	SUCCESSOR	PREDECESSOR
(THOUSANDS)	AT DEC. 31, 2016	AT DEC. 31, 2015
Total Cleco Power long-term debt, net	$1,235,056	$1,234,039
Senior notes, 3.250%, due 2023	165,000	—
Senior notes, 3.743%, due 2026	535,000	—
Senior notes, 4.973%, due 2046	350,000	—
Bank term loan, variable rate, due 2021	300,000	—
Credit facility draws	—	34,000
Unamortized debt issuance costs	(2,261)	(336)
Fair value adjustment	155,776	—
Total long-term debt, net	$2,738,571	$1,267,703

The principal amounts payable under long-term debt agreements for each year through 2021 and thereafter are as follows:

(THOUSANDS)	CLECO	CLECO POWER
Amounts payable under long-term debt arrangements
For the year ending Dec. 31,
2017	$17,896	$17,896
2018	$19,193	$19,193
2019	$20,571	$20,571
2020	$11,055	$11,055
2021	$300,000	$—
Thereafter	$2,250,000	$1,200,000

At December 31, 2016, Cleco and Cleco Power had $1.8 million of principal amounts payable in 2017 for a capital lease agreement for barges. For more information about the barge lease, see Note 15— “Litigation, Other Commitments and Contingencies, and Disclosures about Guarantees — Other Commitments — Fuel Transportation Agreement.”

Cleco Power Debt
Cleco Power had no short-term debt outstanding at December 31, 2016, and 2015.
At December 31, 2016, Cleco Power’s long-term debt outstanding was $1.25 billion, of which $19.7 million was due within one year. The long-term debt due within one year at December 31, 2016, represents $17.9 million of principal payments for the Cleco Katrina/Rita storm recovery bonds and $1.8 million of capital lease payments.
On November 1, 2016, Cleco Power redeemed at par $60.0 million of 4.70% Solid Waste Disposal Facility bonds due November 2036. As part of the redemption, Cleco Power paid $1.4 million of accrued interest on the redeemed bonds.
On December 20, 2016, Cleco Power completed the private sale of $130.0 million of 3.47% senior notes due December 16, 2026, and $200.0 million of 3.57% senior notes due December 16, 2028. The proceeds from the issuance and sale of these notes were used to replace cash used to redeem the above mentioned Solid Waste Disposal Facility bonds, to redeem $250.0 million of 6.65% senior notes due 2018 prior to maturity and pay make-whole payments of approximately $19.0 million in connection with such redemption, and for general company purposes.

Cleco Debt
Cleco had no short-term debt outstanding at December 31, 2016, and 2015.
At December 31, 2016, Cleco’s long-term debt outstanding was $2.76 billion, of which $19.7 million was due within one year. The long-term debt due within one year at December 31, 2016, represents $17.9 million of principal payments for the Cleco Katrina/Rita storm recovery bonds and $1.8 million of capital lease payments.
In connection with the completion of the Merger, on April 13, 2016, Cleco Holdings entered into a $1.35 billion Acquisition Loan Facility. The Acquisition Loan Facility had a three-year term and a rate of LIBOR plus 1.75% or ABR plus 0.75%. In May and June 2016, Cleco Holdings refinanced the Acquisition Loan Facility with a series of other long-term financings described below.
On May 17, 2016, Cleco Holdings completed the private sale of $535.0 million of 3.743% senior notes due May 1, 2026, and $350.0 million of 4.973% senior notes due May 1, 2046. On May 24, 2016, Cleco Holdings completed the private sale of $165.0 million of 3.250% senior notes due May 1, 2023. On June 28, 2016, Cleco Holdings entered into a $300.0 million variable rate bank term loan due June 28, 2021. Amounts outstanding under the bank term loan bear interest, at Cleco’s option, at a base rate plus 0.625% or LIBOR plus 1.625%. At December 31, 2016, the all-in rate was 2.265%, which was based on the LIBOR rate. The proceeds from the issuance and sale of these notes and term loan were used to repay the $1.35 billion Acquisition Loan Facility. Debt issuance costs of $17.7 million were expensed to merger costs in connection with the repayment of the Acquisition Loan Facility.

Credit Facilities
At December 31, 2016, Cleco had two separate revolving credit facilities, one for Cleco Holdings and one for Cleco Power, with a maximum aggregate capacity of $400.0 million.
At December 31, 2015, Cleco Power had a $300.0 million credit facility. On April 13, 2016, in connection with the completion of the Merger, Cleco Power replaced its existing credit facility. The new credit facility has similar terms as the previous facility, including restricted financial covenants, and expires in 2021.
At December 31, 2016, Cleco Power had no borrowings outstanding under its $300.0 million credit facility. The borrowing costs under Cleco Power’s new credit facility are equal to LIBOR plus 1.125% or ABR plus 0.125%, plus commitment fees of 0.125%. Under covenants contained in Cleco Power’s credit facility, Cleco Power is required to maintain total indebtedness equal to or less than 65% of total capitalization. At December 31, 2016, $853.4 million of Cleco Power’s member’s equity was unrestricted. If Cleco Power were to default under its credit facility or any other debt agreements, Cleco Holdings would be considered to be in default under its facility. At December 31, 2016, Cleco Power was in compliance with the covenants in its credit facility. A $2.0 million letter of credit issued to MISO is covered under a standing letter of credit outside of Cleco Power’s credit facility; therefore, it does not reduce the borrowing capacity of Cleco Power’s new credit facility.
At December 31, 2015, Cleco Holdings had a $250.0 million credit facility. On April 13, 2016, in connection with the completion of the Merger, Cleco Holdings replaced the existing credit facility with a $100.0 million credit facility. The new credit facility has similar terms as the previous facility, including restricted financial covenants, and expires in 2021.
At December 31, 2016, Cleco Holdings had no borrowings outstanding under its $100.0 million credit facility. The borrowing costs under Cleco Holdings’ new credit facility are equal to LIBOR plus 1.75% or ABR plus 0.75%, plus commitment fees of 0.275%. Under covenants contained in Cleco Holdings’ credit facility, Cleco is required to maintain total indebtedness equal to or less than 65% of total capitalization. At December 31, 2016, $634.6 million of Cleco’s member’s equity was unrestricted. At December 31, 2016, Cleco Holdings was in compliance with the covenants of its credit facility.